Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Separate Account VUL-A, SEC File No. 811-09115
➣	Legacy Builder Plus/ Inheritance Builder Plus, Registration No. 333-86231

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2021 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:

Transamerica Series Trust, SEC File No. 811-04419

AIM Variable Insurance Funds (Invesco Variable Insurance Funds), SEC File No. 822-07452

BNY Mellon Stock Index Fund, SEC File No. 811-05719

BNY Mellon Variable Investment Fund, SEC File No. 811-05125

Fidelity Variable Insurance Products Funds, SEC File Nos. 811-05511, 811-03329, 811-07205, 811-05361

MFS Variable Insurance Trust, SEC File No. 811-08326

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (800) 797-2643 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company